UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               September 22, 2005
                Date of report (Date of earliest event reported)

                               ConAgra Foods, Inc.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             1-7275                                     47-0248710
       (Commission File Number)            (IRS Employer Identification No.)

                One ConAgra Drive
                Omaha, NE                                        68102
         (Address of Principal Executive Offices)              (Zip Code)

                                 (402) 595-4000
              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the
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     CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

     As previously reported, effective September 30, 2005, Bruce Rohde will retire from his position as Chairman and Chief Executive Officer of ConAgra Foods. An agreement between ConAgra Foods and Mr. Rohde was approved by the Human Resources Committee of the board of directors on September 22, 2005. A copy of the agreement is attached as an exhibit and incorporated herein by reference. The agreement provides that Mr. Rohde will resign his positions as of September 30, 2005 pursuant to the good reason provisions of his August 26, 1996 employment agreement. The agreement provides that ConAgra Foods will pay or provide to Mr. Rohde during the period from October 1, 2005 through September 30, 2009 (the "Employment Period") (i) a prorated short-term and long-term incentive for fiscal 2006, (ii) a salary of $50,000 per month, (iii) continuation of health benefits, (iv) continued participation in all other benefit programs maintained by ConAgra Foods for its executive officers, (v) full vesting of all currently outstanding stock options, restricted stock awards, restricted share equivalent awards and restricted cash awards, (vi) a lump sum distribution of his benefits under the Company's non-qualified pension plan on October 1, 2009, and (vii) an office and administrative support. During the Employment Period, Mr. Rohde will provide such services as are reasonably requested by the Chairman of the Board and will comply with certain non-competition and confidentiality provisions of his 1996 employment agreement.

     As previously reported, effective October 1, 2005, Steven Goldstone will become Chairman of the Board of ConAgra Foods. Mr. Goldstone will receive an annual retainer of $300,000, a per meeting fee of $3,000, and options/stock grants in the same amounts as all other non-employee directors.

     On September 22, 2005, the board of directors of ConAgra Foods adopted amendments to the ConAgra Foods Non-qualified Pension Plan and the ConAgra Foods Non-qualified CRISP Plan. The plans provide certain nonqualified benefits related to the company's qualified benefit plans. Copies of the amended plans are attached as exhibits and incorporated herein by reference. On September 22, 2005, the board of directors also terminated the ConAgra Foods Supplemental Pension and CRISP Plan for Change of Control.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

     At the annual meeting of stockholders held on September 22, 2005, the stockholders of ConAgra Foods approved an amendment to Article VII of the ConAgra Foods Certificate of Incorporation which phases out the present three-year staggered terms of directors. The board of directors has also adopted a corresponding change to Article III, Section 2 of the company's bylaws. The new procedures will apply to all directors elected after the 2005 annual meeting, including any current directors who are re-nominated after their current terms expire. At each annual election of directors by the stockholders held after 2005, the directors chosen to succeed those whose terms are then expired will be elected by the stockholders for a one-year term.

     The shareholders at the 2005 annual meeting also approved amendments to the ConAgra Foods Certificate of Incorporation which eliminates the supermajority voting provisions of Articles XIV and XV of the ConAgra Foods Certificate of Incorporation. Article XIV and Article XV of the ConAgra Foods Certificate of Incorporation required a supermajority stockholder vote to approve certain transactions and business combinations with a significant stockholder.

     The foregoing amendments to the ConAgra Foods Certificate of Incorporation and the amendment to the company's bylaws are attached as exhibits and incorporated by reference.

Item 8.01 Other Events

     At the annual meeting of stockholders held on September 22, 2005, in addition to approving the amendments to the Certificate of Incorporation described under Item 5.03 above, the stockholders (i) elected Howard G. Buffett, John T. Chain, Jr., Ronald W. Roskens and Kenneth E. Stinson as directors of the Company, (ii) ratified the appointment of KPMG LLP as independent auditors for fiscal 2006, and (iii) voted against three stockholder proposals which dealt with animal welfare, genetically engineered products and a suspension of stock grants for directors and senior executive officers.

     On September 22, 2005, the board of directors approved a quarterly dividend of $.2725 per share on common stock to be paid December 1, 2005 to stockholders of record as of the close of business on November 1, 2005.

Item 9.01 Financial Statements and Exhibits

     Exhibit 3.1       Amendments to ConAgra Foods Certificate of Incorporation

     Exhibit 3.2       Amendment to ConAgra Foods Bylaws

     Exhibit 10.1      ConAgra Foods Non-qualified Pension Plan as amended

     Exhibit 10.2      ConAgra Foods Non-qualified CRISP Plan as amended

     Exhibit 10.3 Agreement between ConAgra Foods and Bruce Rohde dated September 22, 2005

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CONAGRA FOODS, INC.


Date:  September 22, 2005            By:  /s/ Owen C. Johnson
                                          ____________________________________
                                          Name:   Owen C. Johnson
                                          Title:  Executive Vice President,
                                                  Organization & Administration
                                                  and Corporate Secretary

                                  EXHIBIT INDEX


Exhibit                    Description                                  Page No.

Exhibit 3.1       Amendments to ConAgra Foods Certificate
                     of Incorporation

Exhibit 3.2       Amendment to ConAgra Foods Bylaws

Exhibit 10.1      ConAgra Foods Non-qualified Pension Plan as amended

Exhibit 10.2      ConAgra Foods Non-qualified CRISP Plan as amended

Exhibit 10.3      Agreement between ConAgra Foods and Bruce Rohde
                     dated September 22, 2005